UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

August 10, 2021
______________________
Fabrinet
(Exact name of registrant as specified in its charter)
______________________

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Intertrust Corporate Services (Cayman) Limited
One Nexus Way, Camana Bay
Grand Cayman
KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
+66 2-524-9600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 16, 2021, Fabrinet (“Fabrinet” or the “Company”) issued a press release regarding its financial results for its fiscal quarter and year ended June 25, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Item 2.02 and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Fiscal 2022 Executive Incentive Plan

On August 10, 2021, the Compensation Committee (the “Compensation Committee”) of the board of directors of Fabrinet adopted an executive incentive plan (the “Cash Bonus Plan”) for the Company’s fiscal year ending June 24, 2022 (“fiscal 2022”). The Cash Bonus Plan is an incentive program designed to motivate participants to achieve the Company’s financial objectives, and to reward them for their achievements when those objectives are met. All of the Company’s executive officers pursuant to Section 16 of the Exchange Act are eligible to participate in the Cash Bonus Plan (individually, a “Participant,” and collectively, the “Participants”). The Cash Bonus Plan provides for target and maximum bonus amounts as set forth in the table below. The maximum bonus that a Participant may receive under the Cash Bonus Plan is 120% of such Participant’s target bonus.

Name	Fiscal 2022 Target Bonus	Fiscal 2022 Maximum Bonus
Seamus Grady	$1,365,000	$1,638,000
Dr. Harpal Gill	$1,325,000	$1,590,000
Csaba Sverha	$425,000	$510,000
Edward Archer	$370,000	$444,000

The amount of bonus actually paid to a Participant under the Cash Bonus Plan will be based 50% on achievement of a fiscal 2022 revenue target and 50% on achievement of a fiscal 2022 non-GAAP operating margin target. As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for a Participant to receive any credit for that factor. If the Company achieves 100% of a target financial metric, bonuses would be paid out at 100% of target with respect to that financial metric component. If the Company achieves 105% or more of a target financial metric, bonuses would be paid out at 100% of maximum with respect to that financial metric component. Achievement of the revenue target or non-GAAP operating margin target for fiscal 2022 at a level between 100% and 105% will result in a bonus amount for the applicable metric that is scaled from 100% of target to maximum in a linear fashion. Achievement of the revenue target or non-GAAP operating margin target for fiscal 2022 at a level between 90% and 100% will result in a bonus amount for the applicable metric that is scaled from 20% of target to 100% of target in a linear fashion.

Fiscal 2022 Salaries

On August 10, 2021, the Compensation Committee approved an increase to the annual base salaries of the Company’s named executive officers set forth below, effective as of June 26, 2021, the first day of fiscal 2022.

Name	Title	Previous Annual Base Salary	Fiscal 2022 Annual Base Salary	Change
Seamus Grady	Chief Executive Officer	$860,000	$1,025,000	19.2%
Dr. Harpal Gill	President and Chief Operating Officer	$990,000	$1,010,000	2.0%
Csaba Sverha	Executive Vice President, Chief Financial Officer	$470,000	$500,000	6.4%
Edward Archer	Executive Vice President, Sales & Marketing	$450,000	$460,000	2.2%

Equity Award Grants

On August 10, 2021, the Compensation Committee approved the grant, effective as of August 19, 2021 (the “Grant Date”), of the following dollar value of restricted share units (“RSUs”), performance share units (“PSUs”) and “stretch” PSUs (“Stretch PSUs”), rounded down to the nearest whole share, to the Company’s named executive officers as a component of their fiscal 2022 compensation:

Name	Grant Date Value of RSUs	Grant Date Value of PSUs	Grant Date Value of “Stretch” PSUs
Seamus Grady	$2,400,000	$2,400,000	$2,400,000
Dr. Harpal Gill	$1,500,000	$1,500,000	$1,500,000
Csaba Sverha	$800,000	$800,000	$800,000
Edward Archer	$700,000	$700,000	$700,000

The grants will be made under the Company’s 2020 Equity Incentive Plan. The RSUs will vest in equal annual installments over a period of three years on each anniversary of the Grant Date, subject to the individual’s continued service with the Company through each such vesting date.

The PSUs will vest, if at all, following a 2-year performance period, on the date the Compensation Committee certifies achievement of the performance criteria set forth below, subject to the individual’s continued service with the Company through such vesting date. Vesting of the PSUs will be based 50% on achievement of a cumulative fiscal 2022 and fiscal 2023 revenue target (the “PSU Revenue Target”) and 50% on achievement of a cumulative fiscal 2022 and fiscal 2023 non-GAAP operating margin target (the “PSU Operating Margin Target”). As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for an individual to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, the PSUs will vest at 100% of target with respect to that financial metric component. Achievement of the PSU Revenue Target or the PSU Operating Margin Target at a level between 90% and 100% will result in a number of shares vesting for the applicable metric that is scaled from 20% to 100% in a linear fashion.

The Stretch PSUs will vest, if at all, following a 2-year performance period, on the date the Compensation Committee certifies achievement of the performance criteria set forth below, subject to the individual’s continued service with the Company through such vesting date. Vesting of the Stretch PSUs will be based 50% on achievement of a cumulative fiscal 2022 and fiscal 2023 revenue target that is 5% higher than the PSU Revenue Target (the “Stretch PSU Revenue Target”) and 50% on achievement of a cumulative fiscal 2022 and fiscal 2023 non-GAAP operating margin target that is 5% higher than the PSU Operating Margin Target (the “Stretch PSU Operating Margin Target”). As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for an individual to receive any credit for that factor. The Company must exceed the PSU Revenue Target or the PSU Operating Margin Target in order for any of the Stretch PSUs to vest. If the Company achieves 100% or more of a target financial metric, the Stretch PSUs will vest at 100% of target with respect to that financial metric component. Achievement of the Stretch PSU Revenue Target at a level between the PSU Revenue Target and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion. Achievement of the Stretch PSU Operating Margin Target at a level between the PSU Operating Margin Target and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion.

Executive Change in Control and Severance Plan

On August 10, 2021, the Compensation Committee approved the Company’s adoption of the Fabrinet Executive Change in Control and Severance Plan (the “Severance Plan”) in order to provide benefits to certain designated executive officers of Fabrinet and/or its affiliates in connection with an involuntary termination of employment, including in connection with a change in control of Fabrinet. On August 10, 2021, the Compensation Committee designated Mr. Sverha and Mr. Archer as being eligible to participate in the Severance Plan, subject to execution of a participation agreement.

Under the Severance Plan, if a participant’s employment with Fabrinet (or subsidiary of Fabrinet, as applicable) is terminated outside of the period beginning three months before a change in control (as defined in the Severance Plan) of Fabrinet and ending on (and inclusive of) the date that is the one year anniversary of a change in control of Fabrinet (such period, the “Change in Control Period”) either (i) by Fabrinet (or subsidiary of Fabrinet, as applicable) for a reason other than cause (as defined in the Severance Plan) and other than due to the participant’s death or disability or (ii) by the participant for good reason (as defined in the Severance Plan) (clauses (i) and (ii), collectively, a “Qualifying Termination”), then, subject to the participant timely signing and not revoking a separation agreement and release of claims (the “Release Condition”), the participant will be entitled to receive the following severance benefits:

•A single, lump sum, cash payment equal to 50% of the participant’s annual base salary in effect as of the date of employment termination;

•A single, lump sum, cash payment equal to the participant’s earned but unpaid bonus as of the date of employment termination;

•A single, lump sum, cash payment equal to 18 times the monthly premium for continued health coverage under COBRA for the participant and the participant’s eligible dependents, as applicable; and

•To the extent a participant is receiving tax equalization benefits under the Company’s expatriate policy as of the date of employment termination, continued tax equalization benefits for the calendar year in which the employment termination occurs and the immediately following calendar year.

Under the Severance Plan, if a participant’s employment with Fabrinet (or subsidiary of Fabrinet, as applicable) is terminated within the Change in Control Period due to a Qualifying Termination, then, subject to the Release Condition, the participant will be entitled to receive the following severance benefits:

•A single, lump sum, cash payment equal to 100% of the participant’s annual base salary in effect as of the date of employment termination or, if greater, the participant’s annual base salary in effect as of immediately prior to the change in control;

•A single, lump sum, cash payment equal to the participant’s earned but unpaid bonus as of the date of employment termination;

•A single, lump sum, cash payment equal to 100% of the participant’s target annual bonus opportunity in effect as of the date of employment termination or, if greater, the participant’s target annual bonus opportunity in effect as of immediately prior to the change in control;

•A single, lump sum, cash payment equal to 18 times the amount of the monthly premium for continued health coverage under COBRA for the participant and the participant’s eligible dependents, as applicable;

•100% vesting acceleration of any Company equity awards that are subject to continued service-based vesting criteria, but not subject to the achievement of any performance-based or other similar vesting criteria (“Time-Based Awards”); and

•to the extent a participant is receiving tax equalization benefits under the Company’s expatriate policy as of the date of employment termination, continued tax equalization benefits for the calendar year in which the employment termination occurs and the immediately following calendar year.

If any of the severance and other benefits provided for in the Severance Plan or otherwise payable to a participant (“280G Payments”) constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then the 280G Payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to such participant. The Severance Plan does not provide for any tax gross-up payment to any participant in the Severance Plan.

Fabrinet reserves the right to amend or terminate the Severance Plan at any time, but upon, in connection with or after a change in control, Fabrinet, without a participant’s written consent, may not amend or terminate the Severance Plan in any way, nor take any other action under the Severance Plan, which (i) prevents that participant from becoming eligible for severance benefits, or (ii) reduces or alters to the detriment of the participant the severance benefits, if any, payable, or potentially payable, to the participant (including, without limitation, imposing additional conditions).

Pursuant to the participation agreement (the “Participation Agreement”) that the Compensation Committee approved under the Severance Plan for each of Mr. Sverha and Mr. Archer, in the event of a change in control of Fabrinet, each such participant’s performance share units previously granted to him under Fabrinet’s 2020 Equity Incentive Plan, and the awards of PSUs and Stretch PSUs described above, that are then outstanding will be treated as follows. To the extent that the performance period has not yet been completed as of the change in control, (1) the performance targets for performance share units that do not have “stretch” performance targets will be deemed to have been achieved in full as of the change in control, will be scheduled to vest subject to the participant’s continued service with Fabrinet through the last date of the award’s original performance period, and will be treated as a Time-Based Award under the Severance Plan that may be eligible for the vesting acceleration under the Severance Plan upon a Qualifying Termination during the Change in Control Period, as described further above, and (2) performance share units that have “stretch” performance targets will be forfeited in full.

The foregoing description of the Severance Plan and Participation Agreement is qualified in its entirety by reference to the Severance Plan and form of Participation Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Fabrinet Executive Change in Control and Severance Plan and form of Participation Agreement
99.1	Press release dated August 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

	By:	/s/ Csaba Sverha
Date: August 16, 2021		Csaba Sverha
Executive Vice President, Chief Financial Officer